EXHIBIT 10.53


                                                                  CONFORMED COPY

                                            SECOND AMENDMENT dated as of April
                                            25, 2001 (this "Amendment") to
                                            Credit Agreement dated as of
                                            February 22, 2000 (as previously
                                            amended, the "Credit Agreement")
                                            among UCAR INTERNATIONAL INC., a
                                            Delaware corporation ("UCAR"), UCAR
                                            GLOBAL ENTERPRISES INC., a Delaware
                                            corporation ("Global"), UCAR FINANCE
                                            INC., a Delaware corporation (the
                                            "Borrower"), the LC Subsidiaries
                                            from time to time party thereto, the
                                            Lenders from time to time party
                                            thereto and MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK, as
                                            Administrative Agent, Collateral
                                            Agent and Issuing Bank.



               A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower and the LC Subsidiaries, and have agreed to extend credit to the Borrower and the LC Subsidiaries, in each case pursuant to the terms and subject to the conditions set forth therein.

               B. The Borrower has informed the Administrative Agent that it seeks an amendment of the Credit Agreement as set forth herein.

               C. The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

               D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a) The following new definition is hereby added to Section 1.01 of the Credit Agreement in its appropriate alphabetical position:

                         "UCC/MC LAWSUIT" shall mean the lawsuit pending in the
                    United States District Court for the Southern District of New York, entitled UCAR International Inc., UCAR Global Enterprises Inc. and UCAR Carbon Company Inc. v. Union Carbide Corporation, Mitsubishi Corporation, Mitsubishi International Corporation, Hiroshi Kawamura and Robert D. Kennedy, Case No. 00 Civ. 1338 (GBD), and all claims asserted by or against any of the parties or their affiliates, related parties or successors in any such lawsuit or in subsequent suits or proceedings arising from or related to the original action or the facts giving rise to that action.

                    (b) The definition of "Amendment Fee" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                         "AMENDMENT FEES" shall mean, collectively, the
                    Amendment Fee as such term is defined in each of the First Amendment dated as of October 11, 2000 to this Agreement and the Second Amendment dated as of April 25, 2001 to this Agreement.

                    (c) Section 7.04(j) of the Credit Agreement is hereby amended by inserting the following immediately after the phrase "at any time the amount set forth on Schedule A for the Leverage Ratio that is in effect at such time" appearing in Section 7.04(j)(ii)(B) of the Credit Agreement:

                    , as reduced by the fees, costs and expenses (including fees of counsel and experts) paid by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, but such amount of the reduction not to exceed $20,000,000,

                    (d) The word "and" appearing at the end of Section 7.06(f) of the Credit Agreement is hereby deleted. The period at the end of Section 7.06(g) is hereby deleted and in lieu thereof a semicolon and the word "and" is inserted in its place.

                    (e) A new Section 7.06(h) is hereby inserted immediately following Section 7.06(g) of the Credit Agreement which shall read in its entirety as follows:

                         (h) Global or any Subsidiary may make Restricted
                    Payments to UCAR in an aggregate amount not to exceed $20,000,000 for the sole and exclusive purpose of paying any fees, costs and expenses (including fees of counsel and experts) paid by UCAR in connection with the UCC/MC Lawsuit.

                    (f)The proviso contained in Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "; PROVIDED HOWEVER, that for purposes of calculating the Interest Coverage Ratio to determine compliance with this Section for any four fiscal quarter period ending before July 1, 2002, (A) to the extent that (i) any amount of the Amendment Fees, (ii) any new charges after the Effective Date in respect of Litigation Liabilities up to the amount of Litigation Payments that could be made and Litigation Reserves that could be created without resulting in a violation of the representation and warranty set forth in
                    Section 4.24 or (iii) any fees, costs and expenses (including fees of counsel and experts) paid or incurred by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter are deducted from the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and is not added back by the definition of EBITDA, such amount shall be added back to EBITDA (provided that, with the exception of payments to the European Union in respect of Litigation Liabilities that do not result in a breach of the representation and warranty set forth in Section 4.24 and total no more than $80,000,000 in the aggregate(when taken together with payments to the European Union charges against the Litigation Reserves existing on the Effective Date), payments in respect of charges described in clause (A)(ii) above (or in respect of Litigation Liabilities arising after April 25, 2001, that are charged against the Litigation Reserves existing on the Effective Date in an aggregate amount up to the lesser of
                    (x) the excess of all payments in respect of Litigation Liabilities made after April 25, 2001 over the aggregate amount of the Litigation Reserves in effect on March 31, 2001 and (y) the difference between $40,000,000 and the amount of Litigation Liabilities owed to the European Union that are charged against such Litigation Reserves) shall be deducted from EBITDA as paid) and (B) Cash Interest Expense shall not include any amounts attributable to Indebtedness incurred to finance (i) the Amendment Fees, (ii) payments to the European Union in respect of Litigation Liabilities that do not result in a breach of the representation and warranty set forth in Section 4.24 and total no more than $80,000,000 in the aggregate or (iii) fees, costs and expenses (including fees of counsel and experts) paid by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter."

                    (g) The proviso contained in Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "; PROVIDED HOWEVER, that for purposes of calculating the Leverage Ratio to determine compliance with this Section on any date prior to July 1, 2002, (A) to the extent that (i) any amount of the Amendment Fees, (ii) any new charges after the Effective Date in respect of Litigation Liabilities up to the amount of Litigation Payments that could be made and Litigation Reserves that could be created without resulting in a violation of the representation and warranty set forth in Section 4.24 or (iii) any fees, costs and expenses (including fees of counsel and experts) paid or incurred by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter are deducted from the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and is not added back by the definition of EBITDA, such amount shall be added back to EBITDA (provided that, with the exception of payments to the European Union in respect of Litigation Liabilities that do not result in a breach of the representation and warranty set forth in Section 4.24 and total no more than $80,000,000 in the aggregate(when taken together with payments to the European Union charges against the Litigation Reserves existing on the Effective Date), payments in respect of charges described in clause (A)(ii) above (or in respect of Litigation Liabilities arising after April 25, 2001, that are charged against the Litigation Reserves existing on the Effective Date in an aggregate amount up to the lesser of
                    (x) the excess of all payments in respect of Litigation Liabilities made after April 25, 2001 over the aggregate amount of the Litigation Reserves in effect on March 31, 2001 and (y) the difference between $40,000,000 and the amount of Litigation Liabilities owed to the European Union that are charged against such Litigation Reserves) shall be deducted from EBITDA as paid) and (B)Net Debt shall not include Indebtedness incurred to finance (i) the Amendment Fees, (ii) payments to the European Union in respect of Litigation Liabilities that do not result in a breach of the representation and warranty set forth in Section 4.24 and total no more than $80,000,000 in the aggregate or (iii) the fees, costs and expenses (including fees of counsel and experts) paid by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter."

                SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of UCAR, Global and the Borrower represents and warrants to each Lender party hereto that, after giving effect to this Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") that the following condition is satisfied: the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, UCAR, Global and the Required Lenders.

               SECTION 4. AMENDMENT FEE. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to April 24, 2001 an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.10% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date; PROVIDED THAT the Borrower shall have no liability for any such Amendment Fee if this Amendment does not become effective. Such Amendment Fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to the Amendment Fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to the Amendment Fee.

               SECTION 5. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

               SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.


                                       UCAR INTERNATIONAL INC.,


                                       By:  /S/ NANCY FALLS
                                          --------------------------------------
                                       Name:   Nancy Falls
                                       Title:


                                       UCAR GLOBAL ENTERPRISES INC.,


                                       By:  /S/ NANCY FALLS
                                          --------------------------------------
                                       Name:   Nancy Falls
                                       Title:


                                       UCAR FINANCE INC.,


                                       By:  /S/ NANCY FALLS
                                          --------------------------------------
                                       Name:  Nancy Falls
                                       Title:


                                       MORGAN GUARANTY TRUST




                                       By:  /S/ JAMES H. RAMAGE
                                          --------------------------------------
                                       Name:   James H. Ramage
                                       Title:  Managing Director

                                       ABN AMRO BANK,

                                         by
                                            /S/ DAVID MANDRELL
                                            ------------------------------------
                                            Name:   David Mandrell
                                            Title:  Senior Vice President

                                         by
                                            /S/ PAULINE MCHUGH
                                            ------------------------------------
                                            Name:   Pauline McHugh
                                            Title:  Group Vice President


                                       ADDISON CDO, LIMITED (ACCT 1279),
                                       By: Pacific Investment Management
                                       Company LLC, as its Investment Advisor,

                                            by
                                               /S/ RAYMOND G. KENNEDY
                                               ---------------------------------
                                               Name:   Raymond G. Kennedy
                                               Title:  Executive Vice President


                                       AIMCO CDO SERIES 2000-A,

                                            by
                                               /S/ JERRY D. ZINKULA
                                               ---------------------------------
                                               Name:   Jerry D. Zinkula
                                               Title:  Authorized Signatory

                                            by
                                               /S/ PATRICIA W. WILSON
                                               ---------------------------------
                                               Name:   Patricia W. Wilson
                                               Title:  Authorized Signatory

                                       ALLSTATE LIFE INSURANCE COMPANY,

                                            by
                                               /S/ JERRY D. ZINKULA
                                               ---------------------------------
                                               Name:   Jerry D. Zinkula
                                               Title:  Authorized Signatory

                                            by
                                               /S/ PATRICIA W. WILSON
                                               ---------------------------------
                                               Name:   Patricia W. Wilson
                                               Title:  Authorized Signatory


                                       AMMC CDO I, LIMITED,
                                       By: American Money Management Corp., as
                                       Collateral Manager,

                                            by
                                               /S/ DAVID P. MEYER
                                               ---------------------------------
                                               Name:   David P. Meyer
                                               Title:  Vice President


                                       AMMC CDO II, LIMITED,
                                       By: American Money Management Corp., as
                                       Collateral Manager,

                                            by
                                               /S/ DAVID P. MEYER
                                               ---------------------------------
                                               Name:   David P. Meyer
                                               Title:  Vice President


                                       ARCHIMEDES FUNDING II, LTD.,
                                       By: ING Capital Advisors LLC, as
                                       Collateral Manager,

                                            by
                                               /S/ JONATHAN DAVID
                                               ---------------------------------
                                               Name:   Jonathan David
                                               Title:  Vice President

                                       ARCHIMEDES FUNDING III, LTD.,
                                       By: ING Capital Advisors LLC, as
                                       Collateral Manager,

                                            by
                                               /S/ JONATHAN DAVID
                                               ---------------------------------
                                               Name:   Jonathan David
                                               Title:  Vice President


                                       ARES III CLO LTD.,
                                       By: Ares CLO Management LLC,
                                       Investment Manager,

                                            by
                                               /S/ DAVID A. SACHS
                                               ---------------------------------
                                               Name:   David A. Sachs
                                               Title:  Vice President

                                       ARES IV CLO LTD.,
                                       By: Ares CLO Management IV, L.P.,
                                       Investment Manager,
                                       By: Ares CLO GP IV, LLC, its Managing
                                       Member,

                                            by
                                               /S/ DAVID A. SACHS
                                               ---------------------------------
                                               Name:   David A. Sachs
                                               Title:  Vice President


                                       ATHENA CDO, LIMITED (ACCT 1277),
                                       By: Pacific Investment Management Company
                                       LLC, as its Investment Advisor,

                                            by
                                               /S/ RAYMOND G. KENNEDY
                                               ---------------------------------
                                               Name:   Raymond G. Kennedy
                                               Title:  Executive Vice President

                                       AVALON CAPITAL LTD.,
                                       By: INVESCO Senior Secured Management,
                                       Inc. as Portfolio Advisor,

                                            by
                                               /S/ GREGORY STOECKLE
                                               ---------------------------------
                                               Name:   Gregory Stoeckle
                                               Title:  Authorized Signatory


                                       AVALON CAPITAL LTD. 2,
                                       By: INVESCO Senior Secured Management,
                                       Inc., as Portfolio Advisor,

                                            by
                                               /S/ GREGORY STOECKLE
                                               ---------------------------------
                                               Name:   Gregory Stoeckle
                                               Title:  Authorized Signatory


                                       THE BANK OF NOVA SCOTIA,

                                            by
                                               /S/ JOHN W. CAMPBELL
                                               ---------------------------------
                                               Name:   John W. Campbell
                                               Title:  Unit Head


                                       BANK POLSKA KASA OPIEKI SA, NEW
                                       YORK BRANCH,

                                            by
                                               /S/ HUSSEIN B. EL-TAWIL
                                               ---------------------------------
                                               Name:   Hussein B. El-Tawil
                                               Title:  Vice President

                                       BLUE SQUARE FUNDING SERIES 3,
                                       By: Bankers Trust Company, as Trustee,

                                            by
                                               /S/ STEPHEN T. HESSLER
                                               ---------------------------------
                                               Name:   Stephen T. Hessler
                                               Title:  Vice President


                                       BHF (USA) CAPITAL CORPORATION,

                                            by
                                               /S/ CHRISTOPHER J. RIUZZI
                                               ---------------------------------
                                               Name:   Christopher J. Riuzzi
                                               Title:  Vice President

                                            by
                                               /S/ AURELIO ALMONTE
                                               ---------------------------------
                                               Name:   Aurelio Almonte
                                               Title:  Associate


                                       CAPTIVA III FINANCE LTD.
                                       (ACCT 275),
                                       as advised by Pacific Investment
                                       Management Company LLC,

                                            by
                                               /S/ DAVID DYER
                                               ---------------------------------
                                               Name:   David Dyer
                                               Title:  Director


                                       CARLYLE HIGH YIELD PARTNERS II, LTD.,

                                            by
                                               /S/ LINDA M. PACE
                                               ---------------------------------
                                               Name:   Linda M. Pace
                                               Title:  Vice President

                                       CERES II FINANCE LTD,
                                       By: INVESCO Senior Secured Management,
                                       Inc., as Sub-Managing Agent (Financial),

                                            by
                                               /S/ GREGORY STOECKLE
                                               ---------------------------------
                                               Name:   Gregory Stoeckle
                                               Title:  Authorized Signatory


                                       CHARTER VIEW PORTFOLIO,
                                       By: INVESCO Senior Secured Management,
                                       Inc., as Investment Advisor,

                                            by
                                               /S/ GREGORY STOECKLE
                                               ---------------------------------
                                               Name:   Gregory Stoeckle
                                               Title:  Authorized Signatory


                                       THE CHASE MANHATTAN BANK,

                                            by
                                               /S/ JAMES H. RAMAGE
                                               ---------------------------------
                                               Name:   James H. Ramage
                                               Title:  Managing Director


                                       CITIBANK N.A. as Additional Investment
                                       Manager for and on behalf of FIVE FINANCE
                                       CORPORATION,

                                            by
                                               /S/ MIKE REGAN
                                               ---------------------------------
                                               Name:   Mike Regan
                                               Title:  Vice President

                                            by
                                               /S/ MAURA K, CONNOR
                                               ---------------------------------
                                               Name:   Maura K. Connor
                                               Title:  Vice President

                                       COLUMBUS LOAN FUNDING, LTD.,
                                       By: Travelers Asset Management
                                       International Company, LLC,

                                            by
                                               /S/ JOHN W. PETCHLER
                                               ---------------------------------
                                               Name:   John W. Petchler
                                               Title:  Second Vice President


                                       CREDIT INDUSTRIEL ET COMMERCIAL,

                                            by
                                               /S/ DJ WILSON
                                               ---------------------------------
                                               Name:   DJ Wilson
                                               Title:  Manager Acquisition
                                                       Finance

                                            by
                                               /S/ CT CARPENTER
                                               ---------------------------------
                                               Name:   CT Carpenter
                                               Title:  Manager Structured
                                                       Finance


                                       CREDIT LYONNAIS,

                                            by
                                               /S/ ATTILA KOE
                                               ---------------------------------
                                               Name:   Attila Koe
                                               Title:  Senior Vice President

                                       CREDIT SUISSE FIRST BOSTON,

                                            by
                                               /S/ MARK E. GLEASON
                                               ---------------------------------
                                               Name:   Mark E. Gleason
                                               Title:  Director

                                            by
                                               /S/ JOEL GLODOWSKI
                                               ---------------------------------
                                               Name:   Joel Glodowski
                                               Title:  Managing Director


                                       DELANO COMPANY (ACCT 274),
                                       By: Pacific Investment Management
                                       Company LLC, as its Investment Advisor,

                                            by
                                               /S/ RAYMOND G. KENNEDY
                                               ---------------------------------
                                               Name:   Raymond G. Kennedy
                                               Title:  Executive Vice President


                                       EATON VANCE SENIOR INCOME TRUST,
                                       By: Eaton Vance Management as Investment
                                         Advisor,

                                            by
                                               /S/ SCOTT H. PAGE
                                               ---------------------------------
                                               Name:   Scott H. Page
                                               Title:  Vice President


                                       EATON VANCE CDO III, LTD.,
                                       By: Eaton Vance Management as Investment
                                         Advisor,

                                            by
                                               /S/ SCOTT H. PAGE
                                               ---------------------------------
                                               Name:   Scott H. Page
                                               Title:  Vice President

                                       ELF FUNDING TRUST I,
                                       By: Highland Capital Management, L.P.
                                       as Collateral Manager,

                                            by
                                               /S/ TODD TRAVERS
                                               ---------------------------------
                                               Name:   Todd Travers
                                               Title:  Senior Portfolio Manager


                                       ELT LTD.,

                                            by
                                               /S/ ANN E. MORRIS
                                               ---------------------------------
                                               Name:   Ann E. Morris
                                               Title:  Authorized Agent


                                       GALAXY CLO 1999-1, LTD.,
                                       By: SAI Investment Adviser, Inc. its
                                       Collateral Manager,

                                            by
                                               /S/ THOMAS G. BRANDT
                                               ---------------------------------
                                               Name:   Thomas G. Brandt
                                               Title:  Authorized  Agent


                                       GENERAL ELECTRIC CAPITAL CORPORATION,

                                            by
                                               /S/ GREGORY L. HONG
                                               ---------------------------------
                                               Name:   Gregory L. Hong
                                               Title:  Duly Authorized Signatory

                                       GLENEAGLES TRADING LLC,

                                            by
                                               /S/ ANN E. MORRIS
                                               ---------------------------------
                                               Name:   Ann E. Morris
                                               Title:  Assistant Vice President


                                       JISSEKIKUN FUNDING, LTD.
                                       (ACCT 1288),
                                       By: Pacific Investment Management
                                       Company LLC, as its Investment Advisor,

                                            by
                                               /S/ RAYMOND G. KENNEDY
                                               ---------------------------------
                                               Name:   Raymond G. Kennedy
                                               Title:  Executive Vice President


                                       KATONAH I, LTD.,

                                            by
                                               /S/ RALPH DELLA ROCCA
                                               ---------------------------------
                                               Name:   Ralph Della Rocca
                                               Title:  Authorized Officer
                                                       Katonah Capital, L.L.C.
                                                       as Manager


                                       KATONAH II, LTD.,

                                            by
                                               /S/ RALPH DELLA ROCCA
                                               ---------------------------------
                                               Name:   Ralph Della Rocca
                                               Title:  Authorized Officer
                                                       Katonah Capital, L.L.C.
                                                       as Manager

                                       KZH CNC LLC,

                                            by
                                               /S/ NICHOLAS LUCENTE
                                               ---------------------------------
                                               Name:   Nicholas Lucente
                                               Title:  Authorized Agent


                                       KZH ING-1 LLC,

                                            by
                                               /S/ NICHOLAS LUCENTE
                                               ---------------------------------
                                               Name:   Nicholas Lucente
                                               Title:  Authorized Agent


                                       KZH ING-2 LLC,

                                            by
                                               /S/ NICHOLAS LUCENTE
                                               ---------------------------------
                                               Name:   Nicholas Lucente
                                               Title:  Authorized Agent


                                       KZH ING-3 LLC,

                                            by
                                               /S/ NICHOLAS LUCENTE
                                               ---------------------------------
                                               Name:   Nicholas Lucente
                                               Title:  Authorized Agent


                                       KZH LANGDALE LLC,

                                            by
                                               /S/ NICHOLAS LUCENTE
                                               ---------------------------------
                                               Name:   Nicholas Lucente
                                               Title:  Authorized Agent

                                       KZH SOLEIL-2 LLC,

                                            by
                                               /S/ NICHOLAS LUCENTE
                                               ---------------------------------
                                               Name:   Nicholas Lucente
                                               Title:  Authorized Agent


                                       MAPLEWOOD (CAYMAN) LIMITED,

                                            by
                                               /S/ MARY ANN MCCARTHY
                                               ---------------------------------
                                               Name:   Mary Ann McCarthy
                                               Title:  Managing Director
                                                       David L. Babson & Co.,
                                                       Inc. under delegated
                                                       authority from MassMutual
                                                       Life Insurance Co., as
                                                       Investment Manager


                                       MASSACHUSETTS MUTUAL LIFE INSURANCE CO.,
                                       By: David L. Babson & Company, Inc. as
                                       Investment Adviser,

                                            by
                                               /S/ MARY ANN MCCARTHY
                                               ---------------------------------
                                               Name:   Mary Ann McCarthy
                                               Title:  Managing Director


                                       MELLON BANK N.A.,

                                            by
                                               /S/ PETER K. LEE
                                               ---------------------------------
                                               Name:   Peter K. Lee
                                               Title:  Vice President

                                       MONUMENT CAPITAL LTD.,
                                       By: Alliance Capital Management L.P., as
                                       Investment Manager,
                                       By: Alliance Capital Management
                                       Corporation, as General Partner,

                                            by
                                               /S/ SVERKER JOHANSSON
                                               ---------------------------------
                                               Name:   Sverker Johansson
                                               Title:  Vice President


                                       MUZINICH CASHFLOW CBO, LIMITED,

                                            by
                                               /S/ DANIEL NACCARELLA
                                               ---------------------------------
                                               Name:   Daniel Naccarella
                                               Title:  Attorney-in-Fact


                                       NATEXIS BANQUES POPULAIRES,

                                            by
                                               /S/ GARY KANIA
                                               ---------------------------------
                                               Name:   Gary Kania
                                               Title:  Vice President

                                            by
                                               /S/ FRANK H. MADDEN, JR.
                                               ---------------------------------
                                               Name:   Frank H. Madden, Jr.
                                               Title:  Vice President & Group
                                                       Manager


                                       OLYMPIC FUNDING TRUST, SERIES 1999-1,

                                            by
                                               /S/ ANN E. MORRIS
                                               ---------------------------------
                                               Name:   Ann E. Morris
                                               Title:  Authorized Agent

                                       PAMCO CAYMAN LTD.,
                                       By: Highland Capital Management, L.P. as
                                       Collateral Manager,

                                            by
                                               /S/ TODD TRAVERS
                                               ---------------------------------
                                               Name:   Todd Travers
                                               Title:  Senior Portfolio Manager


                                       SAWGRASS TRADING LLC,

                                            by
                                               /S/ ANN E. MORRIS
                                               ---------------------------------
                                               Name:   Ann E. Morris
                                               Title:  Assistant Vice President


                                       SENIOR DEBT PORTFOLIO,
                                       By: Boston Management and Research as
                                       Investment Advisor,

                                            by
                                               /S/ SCOTT H. PAGE
                                               ---------------------------------
                                               Name:   Scott H. Page
                                               Title:  Vice President


                                       SEQUILS-ING I (HBDGM), LTD.,
                                       By: ING Capital Advisors LLC,
                                       as Collateral Manager,

                                            by
                                               /S/ JONATHAN DAVID
                                               ---------------------------------
                                               Name:   Jonathan David
                                               Title:  Vice President

                                       SIMSBURY CLO, LIMITED,
                                       By: David L. Babson & Company, Inc.
                                       under delegated authority from MassMutual
                                       Life Insurance Co. as collateral manager,

                                            by
                                               /S/ MARY ANN  MCCARTHY
                                               ---------------------------------
                                               Name:   Mary Ann McCarthy
                                               Title:  Managing Director


                                       SWISS LIFE US RAINBOW LIMITED,
                                       By: ING Capital Advisors LLC, as
                                       Investment Manager,

                                            by
                                               /S/ JONATHAN DAVID
                                               ---------------------------------
                                               Name:   Jonathan David
                                               Title:  Vice President


                                       THE TRAVELERS INSURANCE COMPANY,

                                            by
                                               /S/ JOHN W. PETCHLER
                                               ---------------------------------
                                               Name:   John W. Petchler
                                               Title:  Second Vice President


                                       TRAVELERS CORPORATE LOAN FUND, INC.,
                                       By: Travelers Asset Management
                                       International Company, LLC,

                                            by
                                               /S/ JOHN W. PETCHLER
                                               ---------------------------------
                                               Name:   John W. Petchler
                                               Title:  Second Vice President

                                       TRITON CDO IV, LIMITED,
                                       By: INVESCO Senior Secured Management,
                                       Inc., as Investment Advisor,

                                            by
                                               /S/ GREGORY STOECKLE
                                               ---------------------------------
                                               Name:   Gregory Stoeckle
                                               Title:  Authorized Signatory


                                       VAN KAMPEN SENIOR INCOME TRUST,
                                       By: Van Kampen Investment Advisory Corp.,

                                            by
                                               /S/ DARVIN D. PIERCE
                                               ---------------------------------
                                               Name:   Darvin D. Pierce
                                               Title:  Principal


                                       VAN KAMPEN SENIOR FLOATING RATE FUND,
                                       By: Van Kampen Investment Advisory Corp.,

                                            by
                                               /S/ DARVIN D. PIERCE
                                               ---------------------------------
                                               Name:   Darvin D. Pierce
                                               Title:  Principal


                                       VAN KAMPEN PRIME RATE INCOME TRUST,
                                       By: Van Kampen Investment Advisory Corp.,

                                            by
                                               /S/ DARVIN D. PIERCE
                                               ---------------------------------
                                               Name:   Darvin D. Pierce
                                               Title:  Principal

                                       VAN KAMPEN CLO II, LIMITED,
                                       By: Van Kampen Management Inc., as
                                       Collateral Manager,

                                            by
                                               /S/ DARVIN D. PIERCE
                                               ---------------------------------
                                               Name:   Darvin D. Pierce
                                               Title:  Principal


                                       WINGED FOOT FUNDING TRUST,

                                            by
                                               /S/ ANN E. MORRIS
                                               ---------------------------------
                                               Name:   Ann E. Morris
                                               Title:  Authorized Agent